EXHIBIT 99.1




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                        MORTGAGE LOAN PURCHASE AGREEMENT

                  AGREEMENT, dated October 18, 1996, between Structured Asset Securities Corporation, a corporation organized under the laws of the State of Delaware (the "Depositor"), and Lehman Brothers Holdings Inc., doing business as Lehman Capital, A Division of Lehman Brothers Holdings Inc., a corporation organized under the laws of the State of Delaware (the "Seller").

                              PRELIMINARY STATEMENT

                  The Seller intends to sell the multifamily and commercial mortgage loans (the "Mortgage Loans") described on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit 1 to the Depositor, on a servicing released basis, but net of any Retained Yield (as defined herein), as provided herein. The Depositor intends to transfer the Mortgage Loans to a trust (the "Trust") designated as LB Commercial Conduit Mortgage Trust II, the beneficial ownership of which will be evidenced by several classes (each, a "Class") of multiclass pass-through certificates (the "Certificates"). Three "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the assets of the Trust (such assets, collectively, the "Trust Fund"). The Trust will be created and the Certificates will be issued pursuant to a Trust Agreement (the "Trust Agreement"), dated as of October 1, 1996 (the "Cutoff Date"), among the Depositor, LaSalle National Bank as trustee (the "Trustee"), GMAC Commercial Mortgage Corporation as servicer (the "Servicer"), CRIIMI MAE Services Limited Partnership as special servicer (the "Special Servicer") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"). Six Classes of the Certificates (the "Publicly Offered Certificates") will be assigned an investment grade rating by one or more nationally recognized rating agencies specified by the Depositor (individually and collectively, the "Rating Agency"), will be registered under the Securities Act of 1933, as amended (the "Securities Act") pursuant to the Registration Statement (as defined below), will be purchased by Lehman Brothers Inc. (the "Underwriter") and will be publicly offered pursuant to the Prospectus (as defined below). The remaining Classes of Certificates (the "Private Certificates"), including, without limitation, those evidencing "residual interests" in the REMICs created under the Trust Agreement for federal income tax purposes (the "REMIC Residual Certificates"), will be assigned below investment grade ratings by the Rating Agency or will be unrated, will be purchased by the Underwriter from the Depositor and will be privately placed by the Underwriter with various institutional investors pursuant to the Private Placement Memorandum (as defined below). As used in this Mortgage Loan Purchase Agreement (the "Agreement" or the "Mortgage Loan Purchase Agreement"),
(i) "Registration Statement" means the Depositor's registration statement, registration number 33-96378, on Form S-3, (ii) "Base Prospectus" means the prospectus included in the Registration Statement at the time it became effective, or as subsequently filed with the commission pursuant to paragraph
(b) of Rule 424 of the Securities Act, (iii) "Prospectus" means the Base Prospectus, together with the prospectus supplement dated October 18, 1996 specifically relating to the Publicly Offered Certificates (a "Prospectus Supplement"), as filed with, or mailed for filing to, the commission pursuant to paragraph (b) of Rule 424 of the Securities Act; (iv) "Preliminary Prospectus" means any preliminary form of the Prospectus that has heretofore been filed pursuant to paragraph (b) of Rule 424 of the Securities Act; (v) "Private Placement Memorandum" means the private placement memorandum dated October 18, 1996 (including all exhibits thereto) relating to the Private Certificates; and
(vi) "Disclosure



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Documents" means the Private Placement Memorandum together with the Prospectus, the Registration Statement and any Preliminary Prospectus. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

                  The parties hereto agree as follows:

                  SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell, and the Depositor agrees to purchase, on a servicing released basis, but net of any Retained Yield, the Mortgage Loans. The Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not received, of $397,202,489.27 (subject to a variance of plus or minus five percent (5%) of such amount, the "Initial Pool Balance"). The purchase and sale of the Mortgage Loans shall take place on October 30, 1996 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Depositor for the Mortgage Loans shall equal ______% of the Initial Pool Balance and such purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

                  The Depositor will assign to the Trustee, pursuant to the Trust Agreement, all of its right, title and interest in and to the Mortgage Loans, which shall be net of any Retained Yield, and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans.

                  SECTION 2.  CONVEYANCE OF MORTGAGE LOANS.

                  (a) Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Depositor, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans, which shall be net of any Retained Yield. The Mortgage Loan Schedule shall conform to the requirements of this Agreement and the Trust Agreement. In connection with such transfer and assignment, the Seller shall deliver to the Trustee, on behalf of the Depositor, at least 2 days prior to the Closing Date, the documents and/or instruments set forth in Section 2.01(b) of the Trust Agreement with respect to each Mortgage Loan (each, a "Mortgage File").

                  (b) All Mortgage Files so delivered are to be held by the Trustee in escrow at all times prior to the Closing Date.

                  (c) The Seller agrees to comply with the provisions of Sections 2.01(c) and 2.01(e) of the Trust Agreement, including, but not limited to those relating to recordation, as if it were the Depositor thereunder.

                  SECTION 3. EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW. The Seller shall reasonably cooperate with the Depositor in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence



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review of the Mortgage Loans. If the Depositor identifies any Mortgage Loans that, in its sole discretion, do not conform to its requirements, including, but not limited to, requirements relating to loan quality, loan documentation and compliance with underwriting standards that have been agreed upon by the Depositor and the Seller and are described in the Prospectus, or for any other reason, decides, in its sole discretion, to exclude any Mortgage Loan from this transaction, such Mortgage Loans shall be deleted from the Mortgage Loan Schedule. The Depositor may, at its option and without notice to the Seller, accept all or part of the Mortgage Loans without conducting any partial or complete examination thereof. The fact that the Depositor has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Depositor, the Trustee or any holder of a Certificate to demand repurchase of the Mortgage Loans or to obtain other relief as contemplated by this Agreement or to be provided under the Trust Agreement.

                  On or prior to the Closing Date, the Seller shall allow representatives of the Depositor, the Underwriter and the Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations. In the course of such examinations and audits, the Seller will make available to such representatives of the Depositor, the Underwriter and the Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall reasonably cooperate fully with any such examination and audit in all respects. On or prior to the Closing Date, the Seller shall provide the Depositor or the Underwriter with all material information regarding the Seller's financial condition as the Depositor or the Underwriter shall reasonably request and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition or other developments affecting the Seller.

                  The Depositor shall keep, and shall cause the Underwriter to keep, confidential any information regarding the Seller that has been delivered into the Depositor's or the Underwriter's possession and that is not otherwise publicly available; PROVIDED, HOWEVER, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Prospectus or the Depositor or the Underwriter is required by law or court order to disclose such information.

                  SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER.

                  (a) The Seller represents, warrants and agrees, as of the date hereof, that:




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                  (i) The Seller's Information (as hereinafter defined)
         furnished to the Depositor for inclusion in the Private Placement Memorandum and the Prospectus Supplement does not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (ii) The execution and delivery by the Seller of this Agreement has been duly authorized by all necessary corporate action on the part of the Seller; neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under,
         (A) any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties, (B) the organizational documents of the Seller, or (C) the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound.

                  (iii) The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking or any other action in respect of, any state, federal or other governmental authority or agency, except such as have been obtained, given, effected or taken prior to the date hereof.

                  (iv) This Agreement has been duly and validly executed and delivered by the Seller and is a valid and legally binding obligation of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditor's rights generally, by general principles of equity, and by public policy considerations, to the extent that such public policy considerations limit the enforceability of any provisions of this Agreement that purport to provide indemnification for securities law liabilities.

                  (v) The Seller has been duly incorporated, is validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse affect on its business or properties.

                  (vi) There are no actions, suits or proceedings pending or, to the best of Seller's knowledge, threatened or likely to be asserted against or affecting the Seller, before or by a court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated hereby or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will, if determined adversely to the Seller, materially and adversely affect it or its business,



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         assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

                  (b) To induce the Depositor to enter into this Agreement, the Seller hereby makes for the benefit of the Depositor and its assigns as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth in Section 2.03(b) (with respect to each Mortgage Loan) of the Trust Agreement as if it were the Depositor thereunder.

                  SECTION 5. REPURCHASES. The Seller agrees to repurchase from the Depositor, pursuant to the terms of the Trust Agreement, any Mortgage Loan that the Depositor is obligated to repurchase under Article II of the Trust Agreement. The obligation of the Seller set forth in the previous sentence to repurchase a Mortgage Loan constitutes the sole remedy of the Depositor with respect to any breach of a representation, warranty or covenant made by the Seller pursuant to Section 2(a) or Section 4(b) hereof.

                  If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Depositor or its assignee, following receipt by the Trustee of the Purchase Price therefor, shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner.

                  SECTION 6. CLOSING. The closing of the sale of the Mortgage Loans shall be held at the offices of Thacher Proffitt & Wood, Two World Trade Center, New York, New York 10048 at 10:00 a.m., New York City time, on the Closing Date.

                  The closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Seller specified in Section 4 of this Agreement shall be true and correct as of the Closing Date.

                  (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and acceptable to the Depositor, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

                  (c) The Seller shall have delivered and released to the Trustee all documents required to be delivered to the Trustee pursuant to Section 2 of this Agreement.

                  (d) The result of the examination and audit performed by the Depositor and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Depositor and its affiliates in their sole determination.



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                  (e)    All other terms and conditions of this Agreement
                         required to be complied with by the Seller on or before the Closing Date shall have been complied with and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by the Seller after the Closing Date.

                  (f) The Seller shall have paid all fees and expenses payable by it to the Depositor or third parties.

                  (g) The Certificates to be so rated shall have been assigned by the Rating Agency the ratings set forth in the Prospectus Supplement and the Private Placement Memorandum.

                  All parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Depositor to purchase the Mortgage Loans on the Closing Date. If any of the foregoing conditions is not satisfied by the Seller, other than as a result of bad faith nonperformance on the part of the Depositor, the Depositor shall be entitled to terminate this Agreement (exclusive of any payment or reimbursement obligations of the Seller hereunder).

                  SECTION 7. CLOSING DOCUMENTS. The "Closing Documents" shall consist of the following:

                  (a) This Agreement duly executed by the Depositor and the Seller.

                  (b) Certificates of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Depositor and the Underwriter may rely, substantially similar to the forms attached hereto as Exhibits 2A and 2B.

                  (c) Certificates from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Depositor and the Underwriter may rely, substantially similar to the forms attached hereto as Exhibits 3A and 3B.

                  (d) A favorable opinion of counsel to the Seller, dated the Closing Date, and addressed to the Depositor and the Underwriter, reasonably acceptable to the Depositor, the Underwriter and their respective counsel.

                  (e) Such other certificates and opinions of counsel as the Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Depositor or the Seller's execution and delivery of, or performance under, this Agreement.




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                  (f)    A letter or letters from Deloitte & Touche LLP,
                         certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in each of the Prospectus Supplement and the Private Placement Memorandum under the caption "Description of the Mortgage Pool" agrees with the records of the Seller.

                  (g) Such further certificates, opinions and documents as the Depositor or the Underwriter may reasonably request.

                  SECTION 8.  INDEMNIFICATION.

                  (a) The Seller shall indemnify and hold harmless the Depositor, the Underwriter, their respective officers and directors, and each person, if any, who controls the Depositor or the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the reasonable cost of investigating and defending against any claims therefor and legal fees and disbursements incurred in connection therewith except as otherwise provided below), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document, or in any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon any information furnished to the Depositor or any of its affiliates by the Seller or approved by the Seller, or upon any document delivered to the Depositor or any of its affiliates by the Seller, or upon any of the representations, warranties, covenants or agreements of the Seller as set forth in this Agreement (collectively, the "Seller's Information"), it being acknowledged that the statements set forth in each of the Prospectus Supplement and the Private Placement Memorandum under the caption "Description of the Mortgage Pool" or elsewhere in the Prospectus and the Private Placement Memorandum with respect to the subjects discussed under such caption, to the extent relating to or based (in whole or in part) on information relating to the nature, quality and/or characteristics of the Mortgage Loans, the Mortgaged Properties, the Mortgagors and/or the Seller, were the only statements made in reliance upon information furnished or approved by the Seller, or upon documents delivered to the Depositor or its affiliates by the Seller, or upon any of the representations, warranties, covenants or agreements of the Seller as set forth in this Agreement. The foregoing indemnification is in addition to any liability the Seller may otherwise have to the indemnified parties.




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                  (b) Promptly after receipt by an indemnified party under this
Section of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the Seller under this Section, notify the Seller in writing of the claim or commencement of that action, provided that failure to so notify the Seller shall not relieve the Seller from any liability that it may have to an indemnified party otherwise than under this Section. If any such claim or action shall be brought against an indemnified party, and it shall notify the Seller thereof, the Seller shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the Seller to an indemnified party that it will assume the defense of any such claim or action, the Seller will not be liable to the indemnified party under this Section for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided that the Depositor shall have the right to employ counsel to represent the Depositor, the Underwriter and the officers, directors and controlling persons referred to in subsection (a) above who may be subject to liability arising out of any claim or action in respect of which indemnity may be sought by the Depositor or the Underwriter against the Seller under this Section, if (i) in the reasonable judgment of the Depositor, there may be legal defenses available to the Depositor, the Underwriter, and those officers, directors and controlling persons, different from or in addition to those available to the Seller, or there is a conflict of interest between the Depositor, the Underwriter and those officers, directors and controlling persons, on the one hand, and the Seller, on the other, or (ii) the Seller shall fail to select counsel reasonably satisfactory to the indemnified party or parties, and in such event the fees and expenses of such separate counsel shall be paid by the Seller. In no event shall the Seller be liable for the fees and expenses of more than one separate firm of attorneys for the Depositor, the Underwriter and the officers, directors and controlling persons referred to in subsection (a) above in connection with any other action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                  (c) If the indemnification provided for in Section 8(a) shall for any reason be unavailable to an indemnified party under Section 8(a) or 8(b), as the case may be, in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then the Seller shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the benefits received by the Seller from its sale of the Mortgage Loans relative to the benefits received by the Depositor and the Underwriter, collectively, from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the fault of the Seller relative to the fault of the Depositor and the Underwriter, collectively, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Seller from such loan sale, on the one hand, and by the Depositor and the Underwriter, collectively, from such offering, on the other, shall be deemed to be in the same proportion as the total net proceeds from the sale of the Mortgage Loans (before deducting



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                                       -9-


expenses) received by the Seller bear to the total net proceeds from the sale of the Certificates to independent third parties (before deducting expenses) received by the Depositor and/or the Underwriter. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Seller, the Depositor or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Seller and the Depositor agree that it would not be just and equitable if contributions pursuant to this Section 8(c) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(c) shall be deemed to include, for purposes of this Section 8(c), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (d) The indemnity and contribution agreements contained in this Section 8 shall remain operative and in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation made by the Depositor, the Underwriter, any of their respective directors or officers, or any person controlling the Depositor or the Underwriter, and (iii) acceptance of and payment for any of the Mortgage Loans.

                  SECTION 9.  CERTAIN MATTERS CONCERNING THE RETAINED YIELD.

                  (a) The Depositor shall not sell, pledge, assign or dispose of any Mortgage Loan except subject to the Retained Yield Holder's and its successors' and assigns' interest in and right to the Retained Yield, if any, in respect of such loan. The person entitled to receive the Retained Yield in respect of any Mortgage Loan is herein referred to as the "Retained Yield Holder" in respect of such Retained Yield. The "Retained Yield Holder" is the holder of the right to receive the Retained Yield or any such subsequent holder.

                  (b) The Depositor shall cause the Trust Agreement to provide that the Trustee shall furnish to each Retained Yield Holder any and all reports (including, without limitation, monthly trustee statements) regarding the performance of the related Mortgage Loans that are provided to the Certificateholders. The Retained Yield Holder shall be a named third party beneficiary to the Trust Agreement for the purposes of enforcing its right to the Retained Yield in accordance with the terms hereof and enforcing the right to receive such reports.

                  (c) "Retained Yield" shall mean, with respect to each Mortgage Loan indicated on the Mortgage Loan Schedule as having a Retained Yield Rate in excess of 0.00% per annum, the sum of (i) interest accrued at the related Retained Yield Rate on the Scheduled Principal Balance from time to time of such Mortgage Loan calculated and payable monthly from interest received on the Mortgage Loan, from the interest portion of Scheduled Payments, Insurance



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                                      -10-


Proceeds, Condemnation Proceeds, other Liquidation Proceeds, or otherwise, (ii) Prepayment Premiums received in respect of such Mortgage Loan, net of the portion thereof equal to the related Prepayment Premium calculated at the related Mortgage Rate minus the related Retained Yield Rate, and (iii) in the case of the Mortgage Loans identified on the Mortgage Loan Schedule as loan numbers 63 and 109, late payment charges received in respect of such Mortgage Loans.

                  "Retained Yield Rate" shall mean, with respect to any Mortgage Loan, the per annum rate set forth as such in the Mortgage Loan Schedule; provided, however, that in the event that a Scheduled Payment is modified by the Servicer or Special Servicer or by the related mortgagee or in connection with a bankruptcy or similar proceeding involving the related Mortgagor, the Retained Yield Rate shall be increased or decreased on a pro rata basis with amounts payable to the related mortgagee based on the ratio the related Mortgage Rate (net of the related Retained Yield Rate) bears to the related Retained Yield Rate immediately prior to such modification.

                  (d) Payments or other collections of interest received in respect of any Mortgage Loan as to which there is Retained Yield, if less than the full amount of interest that is due and owing on such Mortgage Loan, shall be applied first, to unpaid Servicing Fees, Special Servicing Basic Fees and Special Servicing Supplemental Fees, and second, on a pro rata basis to the Retained Yield Holder and the Depositor or its designee, in the same proportions as the related Retained Yield Rate and the related Mortgage Rate (net of the related Retained Yield Rate), respectively, bear to the related Mortgage Rate.

                  Except as expressly set forth above, no Retained Yield Holder shall be entitled to any late payment fees or penalty interest received in connection with any Mortgage Loan.

                  SECTION 10. RETAINED YIELD HOLDER'S RIGHT TO RETAINED YIELD ABSOLUTE. The related Retained Yield Holder's right to receive the Retained Yield with respect to each Mortgage Loan shall be absolute and unconditional, and shall survive notwithstanding the consummation of the transactions contemplated by this Agreement. The related Retained Yield Holder's right to receive the Retained Yield with respect to each Mortgage Loan shall not be subject to offset or counterclaim, whether or not such right has been assigned in whole or in part, notwithstanding any breach of any representation or warranty of the Seller under this Agreement or any default by the Seller of any of its obligations or covenants under this Agreement. The related Retained Yield Holder shall have the right to assign any or all of its rights in and to the Retained Yield in respect of a Mortgage Loan without the consent of the Depositor or any subsequent owner and holder of such Mortgage Loan or the holder of any beneficial ownership interest therein; provided, however, that Retained Yield Holder shall provide written notice of any such transfer to the Depositor.

                  SECTION 11. COSTS. The Seller shall pay (or shall reimburse the Depositor to the extent that the Depositor has paid) the aggregate of the following amounts: (a) the costs and expenses of printing (or otherwise reproducing) and delivering any Disclosure Document; (b) the



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                                      -11-


initial fees, costs and expenses of the Servicer, the Special Servicer, the Trustee and the Fiscal Agent (including, without limitation, reasonable attorneys' fees); (c) the filing fee charged by the Securities and Exchange Commission for registration of the Publicly Offered Certificates; (d) the fees charged by the Rating Agency to rate the Certificates so rated; (e) the expense of recording or filing any document constituting part of a Mortgage File as contemplated by Section 2 hereof; (f) all attorneys' fees and accountants' fees and expenses incurred by the Seller, the Depositor and/or the Underwriter in connection with the transfer of the Mortgage Loans from the Seller to or at the direction of the Depositor, the issuance and offering of the Certificates and the other transactions contemplated hereby; and (g) the costs and expenses of the Depositor's and the Underwriter's due diligence review of the Mortgage Loans and/or the Mortgaged Properties. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                  SECTION 12. NOTICES. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c): (i) if to the Depositor, addressed to Structured Asset Securities Corporation at 200 Vesey Street, New York, New York 10285,
Attention: ____________________ (or such other address as may hereafter be furnished in writing by the Depositor); and (ii) if to the Seller, addressed to Lehman Brothers Holdings Inc., doing business as Lehman Capital, A Division of Lehman Brothers Holdings Inc., at Three World Financial Center, New York, New York 10285, Attention: __________________ (or to such other address as may hereafter be furnished in writing by the Seller).

                  SECTION 13. SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 14. FURTHER ASSURANCES. The Seller and the Depositor each agrees to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Trust Agreement.

                  SECTION 15. SURVIVAL. The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Depositor, notwithstanding any investigation heretofore or hereafter made by the Depositor or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

                  SECTION 16. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 17. BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, the Underwriter and its successors and, with respect to Section 8 hereof, each of the officers, directors and controlling persons referred to therein. Nothing in this Agreement, express or implied, shall give to any person, other than the parties hereto and their respective successors and permitted assigns hereunder, the Depositor and its successors and, with respect to Section 8 hereof, each of the officers, directors and controlling persons referred to therein, any benefit or any legal or equitable right, remedy or claim under this Agreement.

                  SECTION 18. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Depositor, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder. The Depositor has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Trust Agreement, and the assignee shall succeed to the rights and obligations hereunder of the Depositor.

                  IN WITNESS WHEREOF, the Depositor and the Seller have caused their names to be signed by their respective duly authorized officers as of the date first above written.


                                       STRUCTURED ASSET SECURITIES
                                       CORPORATION


                                       By:__________________________________
                                          Name:
                                          Title:


                                       LEHMAN BROTHERS HOLDINGS INC., DOING
                                       BUSINESS AS LEHMAN CAPITAL, A DIVISION OF
                                       LEHMAN BROTHERS HOLDINGS INC.


                                       By:__________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE



Loan                                                                                                                        Mortgage
Number             Borrower                    Address                                      City              State   Zip   Rate (%)


   1    Congressional North Assoc Ltd.         1400 Block of Rockville Pike             Rockville              MD  20849     8.680
   2    Johnson Hotel Company                  7050 Johnson Industrial Drive            Pleasanton             CA  94566    10.500
   3    SR Properties Ltd.                     1800 S. Jefferson Davis Hwy              Crystal City           VA  22202     9.750
   4    Concord Shopping Plaza                 11241 Southwest 40th Street              Miami                  FL  33165     9.095
   5    Mableton Village Assoc, LLC            5590 Mableton Parkway                    Mableton               GA  30059     9.220
   6    Arlington Plaza Ltd Ptshp              150 East 286 West Rand Road              Arlington Heights      IL  60005     9.380
   7    Wiston XIV Limited Partnership         10535 Ellison Plaza                      Omaha                  NE  68134     9.250
   8    CHA Holdings Ltd. Partnership          11284 Grand Oak Drive                    Grand Blanc            MI  48439     8.500
   9    LMX Doubletree Center Inc.             Route 47 - North Delsea Drive            Glassboro              NJ  08028     8.790
  10    Sunkist Shopping Center, LTD           13847-13965 East Amar Road               La Puente              CA  91746     9.230
  11    Gem Commercial Assoc., Ltd.            2985-3017 Berlin Turnpike                Newington              CT  06111     9.230
  12    Grand Street Rlty, LLC                 Grand & Monmouth Streets                 Jersey City            NJ  07302     9.250
  13    First Providence Htl Investors         21 Atwells Avenue                        Providence             RI  02903     9.250
  14    Haddonfield Manor L.L.C.               126 Kent Avenue                          Haddonfield            NJ  08033     8.740
  15    Malcai Evergreen, LLC                  5400 West Cheyenne                       Las Vegas              NV  89108     8.650
  16    First Warwick Hotel Investors          1940 Post Road                           Warwick                RI  02886    10.250
  17    WAK/B.G. Partnership                   2540 Bahama Dr.                          Dallas                 TX  75211     8.050
  18    Tourist Plaza Joint Venture            8510-8560 International Drive            Orlando                FL  32819     9.740
  19    Ocean Drive Associates, LTD.           626-640-650 Ocean Drive                  Miami                  FL  33139    10.375
  20    Sioux City Hospitality, L.P. (A)       707 Fourth Street                        Sioux City             IA  51101     8.625
  21    Servico Lansing, Inc. (B)              7501 W.Saginaw Highway                   Lansing                MI  48917     9.875
  22    Cotswold Village Assoc., LLC           1075 North Hairston Road                 Stone Mountain         GA  30083     7.900
  23    Grandview II, LLP                      5209 East 126th St                       Grandview              MO  64030     8.100
  24    Cegrove Associates, L.L.C.             120 Cedar Grove Lane                     Franklin Township      NJ  08873     9.060
  25    Poplar Springs Apts of AL LLC          6095 West Lee's Mill Road                College Park           GA  30349     8.770
  26    Lakeside Apartments, L.L.C.            5577 Riverdale Road                      College Park           GA  30349     8.590
  27    Homosassa Springs, an Illinois         3902-3956 S. Suncoast Boulevard          Homosassa Springs      FL  34448     8.900
  28    Servico Omaha Central, Inc. (B)        3650 72nd Street                         Omaha                  NE  68124     9.875
  29    Servico Wichita, Inc. (B)              5500 West Kellogg                        Wichita                KS  67209     9.875
  30    Mount Laurel Inn Limited Partn         4000 Crawford Lane                       Mt. Laurel             NJ  08054     9.250
  31    St. Andrews Developement Corp.         600-620 State Street                     Los Angeles            CA  90005     8.120
  32    Arbor House Louisville Associa         1 Trafalgar Square                       Louisville             KY  40218     8.290
  33    King Charles Associates, LP            237 Meeting Street                       Charleston             SC  29401     9.125
  34    Skybuck, Inc.                          645 North Country Club Dr.               Mesa                   AZ  85201     7.910
  35    Homewood Assoc. Ltd.                   So.Governors Hwy/183rd Street            Homewood               IL  60430     9.210
  36    1075 Hospitality, L.P. (A)             1075 Stevens Creek                       Augusta                GA  30907     8.625
  37    GJSI - Texas, Inc.                     12200-12300 Ford Road                    Farmers Branch         TX  75234     8.820
  38    Ludren Park, LLC                       12101 Fondren Rd.                        Houston                TX  77071     8.170
  39    McQueen Village, LTD                   601 McQueen Village Road                 Prattville             AL  36066     9.164
  40    Chateau Estates Limited Partnr         103 Hart Street                          Taunton                MA  02780     8.680
  41    American Self Storage Assoc.           1985 East Bayshore Blvd.                 East Palo Alto         CA  94303     9.540
  42    Canal House Historic Associate         4312 Main Street                         Philadelphia           PA  19127     8.750
  43    581 Second Street Shoppes Ltd          581 Second Street                        Manchester             NH  03102     9.570
  44    Uptown 3414-3428 Connecticut A (C)     3414-3428 Connecticut Ave. N.W.          Washington             DC  20037     9.000
  45    Servico West Des Moines, Inc. (B)      11040 Hickman Road                       Des Moines             IA  50325     9.875



                                                                                    First
                                                                                     Due
                                                                                    Date                         Cut-off       Orig.
                                                  Orig.             Original        after                         Date        Amort.
Loan                                              Terms Maturity    Principal      Cut-off    Scheduled         Principal      Term
Number             Borrower                      (mos.)   Date       Balance        Date       Payment           Balance       (mos)


   1    Congressional North Assoc Ltd.             84    9/1/03    $16,950,000    11/1/96     $132,499.21     $16,940,105.79    360
   2    Johnson Hotel Company                     120    7/1/06    $16,250,000    11/1/96     $153,429.53     $16,215,977.94    300
   3    SR Properties Ltd.                         84    6/1/03    $14,900,000    11/1/96     $132,779.48     $14,852,557.78    300
   4    Concord Shopping Plaza                     84    6/1/03    $12,350,000    11/1/96     $100,216.24     $12,323,243.60    360
   5    Mableton Village Assoc, LLC               120    8/1/06    $10,670,000    11/1/96      $87,547.60     $10,658,824.37    360
   6    Arlington Plaza Ltd Ptshp                 120    8/1/06    $10,610,000    11/1/96      $90,169.92     $10,595,473.27    324
   7    Wiston XIV Limited Partnership             84    5/1/02     $9,350,000    11/1/96      $80,071.70      $9,205,303.21    300
   8    CHA Holdings Ltd. Partnership             120   12/1/05     $8,787,000    11/1/96      $67,564.43      $8,732,038.98    360
   9    LMX Doubletree Center Inc.                 84   12/1/02     $8,500,000    11/1/96      $67,113.09      $8,449,863.61    360
  10    Sunkist Shopping Center, LTD              120    9/1/06     $8,400,000    11/1/96      $68,983.03      $8,395,626.97    360
  11    Gem Commercial Assoc., Ltd.               120    9/1/06     $7,700,000    11/1/96      $65,835.17      $7,693,390.66    300
  12    Grand Street Rlty, LLC                    120    8/1/06     $7,615,000    11/1/96      $62,647.00      $7,607,073.48    360
  13    First Providence Htl Investors            276    3/1/19     $7,500,000    11/1/96      $65,704.29      $7,443,589.39    276
  14    Haddonfield Manor L.L.C.                  120    6/1/05     $7,200,000    11/1/96      $57,960.78      $7,106,674.42    324
  15    Malcai Evergreen, LLC                     120    7/1/05     $6,250,000    11/1/96      $48,723.07      $6,192,068.01    360
  16    First Warwick Hotel Investors             276   10/1/18     $6,200,000    11/1/96      $58,556.90      $6,129,569.38    276
  17    WAK/B.G. Partnership                      120    2/1/06     $6,150,000    11/1/96      $45,341.07      $6,116,543.79    360
  18    Tourist Plaza Joint Venture                84    7/1/03     $6,000,000    11/1/96      $51,505.21      $5,991,515.88    360
  19    Ocean Drive Associates, LTD.              120    8/1/06     $5,940,000    11/1/96      $55,554.94      $5,931,566.32    300
  20    Sioux City Hospitality, L.P. (A)           84    2/1/03     $5,890,000    11/1/96      $49,142.14      $5,834,300.14    276
  21    Servico Lansing, Inc. (B)                  84    6/1/03     $5,687,000    11/1/96      $51,177.54      $5,669,269.56    300
  22    Cotswold Village Assoc., LLC              120    2/1/06     $5,525,000    11/1/96      $40,156.00      $5,494,028.73    360
  23    Grandview II, LLP                         120    2/1/06     $5,510,000    11/1/96      $42,892.73      $5,463,306.15    300
  24    Cegrove Associates, L.L.C.                 84    8/1/02     $5,500,000    11/1/96      $44,492.00      $5,456,359.69    360
  25    Poplar Springs Apts of AL LLC             120    6/1/06     $5,250,000    11/1/96      $41,376.79      $5,237,835.30    360
  26    Lakeside Apartments, L.L.C.               120    4/1/06     $5,240,000    11/1/96      $40,625.77      $5,220,965.58    360
  27    Homosassa Springs, an Illinois             84    7/1/03     $5,100,000    11/1/96      $40,669.33      $5,091,403.56    360
  28    Servico Omaha Central, Inc. (B)            84    8/1/03     $4,905,000    11/1/96      $44,140.29      $4,897,416.47    300
  29    Servico Wichita, Inc. (B)                  84    8/1/03     $4,875,000    11/1/96      $43,870.32      $4,867,462.85    300
  30    Mount Laurel Inn Limited Partn            120    1/1/06     $4,800,000    11/1/96      $42,050.75      $4,753,116.25    276
  31    St. Andrews Developement Corp.            120   12/1/05     $4,400,000    11/1/96      $32,654.48      $4,370,295.21    360
  32    Arbor House Louisville Associa             84    7/1/02     $4,300,000    11/1/96      $34,018.37      $4,232,088.10    300
  33    King Charles Associates, LP               276   11/1/18     $4,150,000    11/1/96      $36,007.33      $4,099,145.32    276
  34    Skybuck, Inc.                             120    2/1/06     $4,080,000    11/1/96      $29,682.01      $4,057,174.49    360
  35    Homewood Assoc. Ltd.                      120    9/1/06     $4,030,000    11/1/96      $33,038.00      $4,027,892.25    360
  36    1075 Hospitality, L.P. (A)                 84    2/1/03     $3,970,000    11/1/96      $33,122.98      $3,932,456.93    276
  37    GJSI - Texas, Inc.                         84   12/1/02     $3,946,000    11/1/96      $31,240.69      $3,922,869.34    360
  38    Ludren Park, LLC                          180    1/1/11     $3,600,000    11/1/96      $28,192.02      $3,565,944.88    300
  39    McQueen Village, LTD                      180    7/1/11     $3,346,000    11/1/96      $27,318.45      $3,340,660.95    360
  40    Chateau Estates Limited Partnr            120   10/1/05     $3,252,000    11/1/96      $26,582.00      $3,213,797.69    300
  41    American Self Storage Assoc.              120    9/1/06     $3,215,000    11/1/96      $28,178.79      $3,212,380.46    300
  42    Canal House Historic Associate             84    5/1/03     $3,216,000    11/1/96      $25,300.29      $3,206,612.65    360
  43    581 Second Street Shoppes Ltd              84    8/1/03     $3,190,000    11/1/96      $27,335.22      $3,186,194.94    336
  44    Uptown 3414-3428 Connecticut A (C)        120    4/1/06     $3,150,000    11/1/96      $26,435.00      $3,132,820.70    300
  45    Servico West Des Moines, Inc. (B)          84    8/1/03     $3,060,000    11/1/96      $27,537.06      $3,055,268.99    300





                                                   Rem.
                                                  Amort.
Loan                                               Term     Balloon        Servicing
Number             Borrower                        (mos)     Loan?       Fee Rate(%)


   1    Congressional North Assoc Ltd.              359       Yes              0.237
   2    Johnson Hotel Company                       297       Yes              0.235
   3    SR Properties Ltd.                          296       Yes              0.235
   4    Concord Shopping Plaza                      356       Yes              0.237
   5    Mableton Village Assoc, LLC                 358       Yes              0.237
   6    Arlington Plaza Ltd Ptshp                   322       Yes              0.237
   7    Wiston XIV Limited Partnership              283       Yes              0.237
   8    CHA Holdings Ltd. Partnership               350       Yes              0.237
   9    LMX Doubletree Center Inc.                  350       Yes              0.237
  10    Sunkist Shopping Center, LTD                359       Yes              0.237
  11    Gem Commercial Assoc., Ltd.                 299       Yes              0.237
  12    Grand Street Rlty, LLC                      358       Yes              0.237
  13    First Providence Htl Investors              269        No              0.235
  14    Haddonfield Manor L.L.C.                    308       Yes              0.237
  15    Malcai Evergreen, LLC                       345       Yes              0.237
  16    First Warwick Hotel Investors               264        No              0.235
  17    WAK/B.G. Partnership                        352       Yes              0.237
  18    Tourist Plaza Joint Venture                 357       Yes              0.237
  19    Ocean Drive Associates, LTD.                298       Yes              0.235
  20    Sioux City Hospitality, L.P. (A)            268       Yes              0.235
  21    Servico Lansing, Inc. (B)                   296       Yes              0.235
  22    Cotswold Village Assoc., LLC                352       Yes              0.237
  23    Grandview II, LLP                           292       Yes              0.237
  24    Cegrove Associates, L.L.C.                  346       Yes              0.237
  25    Poplar Springs Apts of AL LLC               356       Yes              0.237
  26    Lakeside Apartments, L.L.C.                 354       Yes              0.237
  27    Homosassa Springs, an Illinois              357       Yes              0.237
  28    Servico Omaha Central, Inc. (B)             298       Yes              0.235
  29    Servico Wichita, Inc. (B)                   298       Yes              0.235
  30    Mount Laurel Inn Limited Partn              267       Yes              0.235
  31    St. Andrews Developement Corp.              350       Yes              0.237
  32    Arbor House Louisville Associa              285       Yes              0.237
  33    King Charles Associates, LP                 265        No              0.235
  34    Skybuck, Inc.                               352       Yes              0.237
  35    Homewood Assoc. Ltd.                        359       Yes              0.237
  36    1075 Hospitality, L.P. (A)                  268       Yes              0.235
  37    GJSI - Texas, Inc.                          350       Yes              0.237
  38    Ludren Park, LLC                            291       Yes              0.237
  39    McQueen Village, LTD                        357       Yes              0.237
  40    Chateau Estates Limited Partnr              288       Yes              0.237
  41    American Self Storage Assoc.                299       Yes              0.237
  42    Canal House Historic Associate              355       Yes              0.237
  43    581 Second Street Shoppes Ltd               334       Yes              0.237
  44    Uptown 3414-3428 Connecticut A (C)          294       Yes              0.237
  45    Servico West Des Moines, Inc. (B)           298       Yes              0.235







Loan                                                                                                                        Mortgage
Number             Borrower                    Address                                      City              State   Zip   Rate (%)


  46    Brecksville Hospitality, L.P. (A)      4747 Brecksville                         Richfield              OH  44286     8.625
  47    Hudson Bridge Apartments,LLC.          141 Hudson Bridge Lane                   Stockbridge            GA  30281     8.685
  48    Baustin V, Ltd.                        2207 Lawnmont                            Austin                 TX  78756     8.710
  49    SDI, Inc.                              1100 N. Blairs Bridge Rd.                Austell                GA  30001     9.750
  50    Three Corners Realty Trust             18 Washington Square West                Salem                  MA  02726     9.625
  51    Hampden Enterprises, L.P               2001 Hampden Boulevard                   Reading                PA  19604     8.470
  52    Oxford Hotel Partners, L.L.C.          400 N. Lamar                             Oxford                 MS  38655    10.625
  53    Lompoc Investment Group LLC            1420 West North Avenue                   Lompoc                 CA  93436     9.320
  54    Sterling Systems, Inc.                 13150 Bissonet                           Houston                TX  77042     8.420
  55    Sojourn Associates, LLC                3 New Warrington Road                    Pensacola              FL  32506    10.250
  56    Herndon Motel Associates Limit         200 Elden Street                         Herndon                VA  22070     8.500
  57    Corder Crossing Associates, Lt         750 Corder Road                          Warner Robins          GA  31088     8.660
  58    Servico Omaha Central Inc. (B)         4888 South 118th Street                  Omaha                  NE  68137     9.875
  59    Balsters/Villa Rose Ltd. Part.         401 South Morland Road                   Bethalto               IL  62010     9.585
  60    Carolina Sharp, Inc., a South          1391 East Main Street                    Duncan                 SC  29334     9.500
  61    Citizens Associates, Ltd.              75 Piedmont Avenue                       Atlanta                GA  30303    10.680
  62    Fifteen Habersham Court Ltd.           15 Habersham Road                        Atlanta                GA  30325     8.725
  63    El Presidente Apartments, Ltd.         2200 West North Loop                     Austin                 TX  78751     8.230
  64    MLD Joint Venture - Sutton Sq.         601 Bellaire Drive                       Hurst                  TX  76053     8.100
  65    WAK/H.H. Partners, A Texas Lim         811 North Plymouth Road                  Dallas                 TX  75211     8.050
  66    Ridgewood Assoc., Ltd.                 2100 Apalachee Parkway                   Tallahasse             FL  32302     8.820
  67    SR Properties Limited Partner          1861 West Main Street                    Barstow                CA  92311     9.375
  68    F.B.D. Realty, L.L.C.                  145-18 34th Avenue                       Flushing               NY  11354     8.270
  69    American National Bank & Trust         15-45 East Dundee Road                   Buffalo Grove          IL  60089     9.290
  70    Forest Place L.L.C.                    34,36,44,48 & 50 Forest Street           Hartford               CT  06105     9.470
  71    Plainfield II Indiana 192-5 Pa         6105 Cambridge Way                       Plainfield             IN  46231     8.500
  72    Oakley Shoals Apartments,L.L.C         6295 Oakley Road                         Union City             GA  30291     8.770
  73    Poplar Springs Apts Ph.III LLC         6095 West Lee's Mill Road                College Park           GA  30349     8.770
  74    Plainfield, Indiana 989-4 Part         6111 Cambridge Way                       Plainfield             IN  46168     8.500
  75    C.P. Plaza Limited Partnership         Rte. 7 & 145 at Borst Noble Road         Cobleskill             NY  12043     8.230
  76    106th South Associates, L.C.           10676 South 300 West                     South Jordan           UT  84065    10.375
  77    FSF Pineview Assoc., L.P.              3910 W. Walnut Street                    Garland                TX  75042     8.250
  78    Wasatch/Mid-Atlantic Oak Trail         2911 Clydedale Drive                     Dallas                 TX  75220     9.350
  79    Marysville Ohio 589-3 Parnters         16420 Allenby Drive                      Marysville             OH  43040     8.500
  80    Servico Council Bluffs Inc. (B)        3537 West Broadway                       Council Bluffs         IA  51501     9.875
  81    1218-1220 Connecticut Ave., N. (C)     1218-1220 Connecticut Ave. NW LLC        Washington             DC  20037     9.000
  82    Dara Corporation, a North Caro         One Vesta Street                         King                   NC  27021     9.500
  83    Brentwood Partners                     6929 West University Ave.                Gainesville            FL  32607     9.000
  84    Dorset Avenue Associates, L.P.         305-319 North Dorset Avenue              Ventnor                NJ  08406     8.400
  85    Wisperwood Assoc, Ltd                  4100 Northwest 28th Land                 Gainesville            FL  32606     9.000
  86    Westchester Apartments, L.L.C.         2905 Arrowhead Drive                     Augusta                GA  30909     8.500
  87    GBR East Fairmount, LLC                Fairmount Avenue, Town of Busti          Jamestown              NY  14750     9.670
  88    Cloverdale Indiana 588-1 Partn         1031 North Main Street                   Cloverdale             IN  46120     8.500
  89    Natha Govan, Inc.                      2435 Southwest 13th Street               Gainesville            FL  32608    10.125
  90    Westpark Apartments, L.L.C., a         370 Westfork Boulevard                   Lithia Springs         GA  30057     8.770



                                                                                    First
                                                                                     Due
                                                                                    Date                         Cut-off       Orig.
                                                  Orig.             Original        after                         Date        Amort.
Loan                                              Terms Maturity    Principal      Cut-off    Scheduled         Principal      Term
Number             Borrower                      (mos.)   Date       Balance        Date       Payment           Balance       (mos)


  46    Brecksville Hospitality, L.P. (A)          84    2/1/03     $3,050,000    11/1/96      $25,447.13      $3,021,104.73    276
  47    Hudson Bridge Apartments,LLC.             120   10/1/06     $2,950,000    11/1/96      $23,070.85      $2,950,000.00    360
  48    Baustin V, Ltd.                           240   10/1/15     $2,900,000    11/1/96      $25,553.65      $2,843,735.26    240
  49    SDI, Inc.                                 240   12/1/15     $2,800,000    11/1/96      $25,480.47      $2,771,675.02    276
  50    Three Corners Realty Trust                 84    8/1/03     $2,775,000    11/1/96      $24,486.65      $2,770,524.45    300
  51    Hampden Enterprises, L.P                  120    4/1/06     $2,755,000    11/1/96      $22,128.34      $2,738,617.49    300
  52    Oxford Hotel Partners, L.L.C.             120    6/1/06     $2,710,000    11/1/96      $25,829.65      $2,699,376.64    300
  53    Lompoc Investment Group LLC                84    7/1/03     $2,700,000    11/1/96      $22,349.33      $2,697,230.63    360
  54    Sterling Systems, Inc.                    120    4/1/06     $2,700,000    11/1/96      $20,607.78      $2,689,846.66    360
  55    Sojourn Associates, LLC                   180    8/1/11     $2,660,000    11/1/96      $28,992.70      $2,647,402.69    180
  56    Herndon Motel Associates Limit             84    2/1/03     $2,560,000    11/1/96      $21,147.82      $2,535,274.61    276
  57    Corder Crossing Associates, Lt             84   10/1/02     $2,550,000    11/1/96      $19,898.00      $2,531,324.29    360
  58    Servico Omaha Central Inc. (B)             84    8/1/03     $2,435,000    11/1/96      $21,912.66      $2,431,235.29    300
  59    Balsters/Villa Rose Ltd. Part.             84    7/1/03     $2,312,000    11/1/96      $19,584.09      $2,308,622.19    360
  60    Carolina Sharp, Inc., a South             120   12/1/05     $2,325,000    11/1/96      $20,761.65      $2,300,588.93    276
  61    Citizens Associates, Ltd.                 120    5/1/05     $2,500,000    11/1/96      $33,986.22      $2,285,626.44    120
  62    Fifteen Habersham Court Ltd.               84    9/1/03     $2,250,000    11/1/96      $17,661.00      $2,248,698.38    360
  63    El Presidente Apartments, Ltd.            240    1/1/16     $2,200,000    11/1/96      $18,717.84      $2,166,423.81    240
  64    MLD Joint Venture - Sutton Sq.            120    2/1/06     $2,128,000    11/1/96      $15,763.11      $2,116,539.10    360
  65    WAK/H.H. Partners, A Texas Lim            120    2/1/06     $2,100,000    11/1/96      $15,482.32      $2,088,575.89    360
  66    Ridgewood Assoc., Ltd.                    240    9/1/16     $2,000,000    11/1/96      $17,763.04      $1,996,936.96    240
  67    SR Properties Limited Partner             276    4/1/19     $2,000,000    11/1/96      $17,690.00      $1,987,382.11    276
  68    F.B.D. Realty, L.L.C.                     120   12/1/05     $1,975,000    11/1/96      $14,865.29      $1,962,061.31    360
  69    American National Bank & Trust            120    7/1/06     $1,960,000    11/1/96      $16,182.00      $1,956,951.52    360
  70    Forest Place L.L.C.                       120    6/1/06     $1,740,000    11/1/96      $15,166.05      $1,734,193.51    300
  71    Plainfield II Indiana 192-5 Pa            180    1/1/11     $1,740,000    11/1/96      $14,373.91      $1,721,028.61    276
  72    Oakley Shoals Apartments,L.L.C            120    6/1/06     $1,695,000    11/1/96      $13,358.79      $1,691,072.56    360
  73    Poplar Springs Apts Ph.III LLC            120    6/1/06     $1,672,500    11/1/96      $13,181.46      $1,668,624.68    360
  74    Plainfield, Indiana 989-4 Part            180    1/1/11     $1,680,000    11/1/96      $13,878.26      $1,661,682.78    276
  75    C.P. Plaza Limited Partnership            120    5/1/06     $1,660,000    11/1/96      $12,447.69      $1,654,612.29    360
  76    106th South Associates, L.C.              276    8/1/18     $1,670,000    11/1/96      $15,917.64      $1,648,087.68    276
  77    FSF Pineview Assoc., L.P.                 120    1/1/06     $1,650,000    11/1/96      $13,009.43      $1,634,589.95    300
  78    Wasatch/Mid-Atlantic Oak Trail            120    8/1/06     $1,610,000    11/1/96      $13,899.01      $1,607,280.59    300
  79    Marysville Ohio 589-3 Parnters            180    1/1/11     $1,610,000    11/1/96      $13,300.00      $1,592,445.98    276
  80    Servico Council Bluffs Inc. (B)            84    8/1/03     $1,565,000    11/1/96      $14,083.50      $1,562,580.38    300
  81    1218-1220 Connecticut Ave., N. (C)        120    4/1/06     $1,550,000    11/1/96      $13,008.00      $1,541,544.85    300
  82    Dara Corporation, a North Caro            120   12/1/05     $1,550,000    11/1/96      $13,841.10      $1,533,725.92    276
  83    Brentwood Partners                        240   10/1/16     $1,500,000    11/1/96      $13,495.89      $1,500,000.00    240
  84    Dorset Avenue Associates, L.P.             84    1/1/03     $1,500,000    11/1/96      $11,428.00      $1,491,410.28    360
  85    Wisperwood Assoc, Ltd                     240   10/1/16     $1,450,000    11/1/96      $13,046.03      $1,450,000.00    240
  86    Westchester Apartments, L.L.C.            120   11/1/05     $1,447,500    11/1/96      $11,130.02      $1,437,505.16    360
  87    GBR East Fairmount, LLC                   120    9/1/06     $1,431,000    11/1/96      $12,211.00      $1,430,320.48    360
  88    Cloverdale Indiana 588-1 Partn            180    1/1/11     $1,370,000    11/1/96      $11,317.39      $1,355,062.75    276
  89    Natha Govan, Inc.                         120    5/1/06     $1,300,000    11/1/96      $11,927.86      $1,295,122.85    300
  90    Westpark Apartments, L.L.C., a            120    6/1/06     $1,260,000    11/1/96       $9,930.43      $1,257,080.47    360




                                                   Rem.
                                                  Amort.
Loan                                               Term     Balloon        Servicing
Number             Borrower                        (mos)     Loan?       Fee Rate (%)*


  46    Brecksville Hospitality, L.P. (A)           268       Yes              0.235
  47    Hudson Bridge Apartments,LLC.               360       Yes              0.237
  48    Baustin V, Ltd.                             228        No              0.237
  49    SDI, Inc.                                   266       Yes              0.235
  50    Three Corners Realty Trust                  298       Yes              0.235
  51    Hampden Enterprises, L.P                    294       Yes              0.227
  52    Oxford Hotel Partners, L.L.C.               296       Yes              0.235
  53    Lompoc Investment Group LLC                 357       Yes              0.237
  54    Sterling Systems, Inc.                      354       Yes              0.237
  55    Sojourn Associates, LLC                     178        No              0.235
  56    Herndon Motel Associates Limit              268       Yes              0.235
  57    Corder Crossing Associates, Lt              348       Yes              0.237
  58    Servico Omaha Central Inc. (B)              298       Yes              0.235
  59    Balsters/Villa Rose Ltd. Part.              357       Yes              0.237
  60    Carolina Sharp, Inc., a South               266       Yes              0.237
  61    Citizens Associates, Ltd.                   103        No              0.237
  62    Fifteen Habersham Court Ltd.                359       Yes              0.237
  63    El Presidente Apartments, Ltd.              231        No              0.237
  64    MLD Joint Venture - Sutton Sq.              352       Yes              0.237
  65    WAK/H.H. Partners, A Texas Lim              352       Yes              0.237
  66    Ridgewood Assoc., Ltd.                      239        No              0.237
  67    SR Properties Limited Partner               270        No              0.235
  68    F.B.D. Realty, L.L.C.                       350       Yes              0.237
  69    American National Bank & Trust              357       Yes              0.237
  70    Forest Place L.L.C.                         296       Yes              0.237
  71    Plainfield II Indiana 192-5 Pa              267       Yes              0.235
  72    Oakley Shoals Apartments,L.L.C              356       Yes              0.237
  73    Poplar Springs Apts Ph.III LLC              356       Yes              0.237
  74    Plainfield, Indiana 989-4 Part              267       Yes              0.235
  75    C.P. Plaza Limited Partnership              355       Yes              0.237
  76    106th South Associates, L.C.                262        No              0.235
  77    FSF Pineview Assoc., L.P.                   291       Yes              0.237
  78    Wasatch/Mid-Atlantic Oak Trail              298       Yes              0.237
  79    Marysville Ohio 589-3 Parnters              267       Yes              0.235
  80    Servico Council Bluffs Inc. (B)             298       Yes              0.235
  81    1218-1220 Connecticut Ave., N. (C)          294       Yes              0.237
  82    Dara Corporation, a North Caro              266       Yes              0.237
  83    Brentwood Partners                          240        No              0.237
  84    Dorset Avenue Associates, L.P.              351       Yes              0.237
  85    Wisperwood Assoc, Ltd                       240        No              0.237
  86    Westchester Apartments, L.L.C.              349       Yes              0.237
  87    GBR East Fairmount, LLC                     359       Yes              0.237
  88    Cloverdale Indiana 588-1 Partn              267       Yes              0.235
  89    Natha Govan, Inc.                           295       Yes              0.235
  90    Westpark Apartments, L.L.C., a              356       Yes              0.237








Loan                                                                                                                        Mortgage
Number             Borrower                    Address                                      City              State   Zip   Rate (%)


  91    Ivywood Associates General Par         1556 Clough Street                       Bowling Green          OH  43402     9.070
  92    ROMO Properties, Inc.                  4711-4757 NW 24 Court                    Lauderdale Lakes       FL  33313     8.560
  93    Sweet Home Properties, Inc.            115 Barrow Hill Road                     Forrest City           AR  72235     9.500
  94    Gallup Lodging, Inc.                   3208 West Highway 66                     Gallup                 NM  87301     9.625
  95    Lakeside Villa Assoc., Ltd             3665 Sykes Park Drive                    Jackson                MS  39212     8.470
  96    V & M Properties, L.C.                 1009-1101 Cheek Sparger Road             Colleyville            TX  76034     9.780
  97    Rittiman Oaks, Ltd.                    4443 Rittiman Road                       San Antonio            TX  78218     8.910
  98    Clark Wilson, Inc.                     60 Clarkson Avenue                       Brooklyn               NY  11226     8.680
  99    Ashley Apartments, LTD                 8330 Carvel Lane                         Houston                TX  77036     9.070
 100    Thomas & Cheryl Koziol, Inc.           329 Main Street                          Lodi                   NJ  07644     8.800
 101    Crawfordsville, IN 888-2 Ptshp         1040 Corey Bouldevard                    Crawfordsville         IN  46933     8.500
 102    Rongo, Inc                             2209 Ivy Court                           Findlay                OH  45840     9.340
 103    Larkspur II, Limited Partnersh         2209 Ivy Court                           Findlay                OH  45840     9.340
 104    Aspen Oaks Partners, LLC               1112 Village Rd                          Chaska                 MN  55318     8.050
 105    Pleasantdale Village, L.P. a G         3210 Tucker-Norcross Road                Tucker                 GA  30084     8.750
 106    326 South Normandie, LLC               326 South Normandie Avenue               Los Angeles            CA  90020     8.370
 107    Djekic, L.L.C.                         929 Vista Del Cerro Dr.                  Tempe                  AZ  85281    10.560
 108    32nd Street Associates                 3251 North Federal Highway               Boca Raton             FL  33432     9.730
 109    Chapin Place Investors, LLC            590 Wethersfield Ave                     Hartford               CT  06114     8.500


                                                                                    First
                                                                                     Due
                                                                                    Date                         Cut-off       Orig.
                                                  Orig.             Original        after                         Date        Amort.
Loan                                              Terms Maturity    Principal      Cut-off    Scheduled         Principal      Term
Number             Borrower                      (mos.)   Date       Balance        Date       Payment           Balance       (mos)


  91    Ivywood Associates General Par            120    8/1/06     $1,256,250    11/1/96      $10,603.00      $1,254,025.94    300
  92    ROMO Properties, Inc.                     240    5/1/16     $1,250,000    11/1/96      $10,895.31      $1,239,964.63    240
  93    Sweet Home Properties, Inc.               240    1/1/16     $1,200,000    11/1/96      $11,185.58      $1,184,354.52    240
  94    Gallup Lodging, Inc.                      120    4/1/06     $1,150,000    11/1/96      $10,367.02      $1,143,012.10    276
  95    Lakeside Villa Assoc., Ltd                120    8/1/05     $1,155,800    11/1/96       $9,283.46      $1,139,300.17    300
  96    V & M Properties, L.C.                     84    7/1/03     $1,100,000    11/1/96       $9,825.63      $1,097,397.01    300
  97    Rittiman Oaks, Ltd.                        84    5/1/03     $1,073,000    11/1/96       $8,564.21      $1,069,969.40    360
  98    Clark Wilson, Inc.                        120   10/1/05     $1,050,000    11/1/96       $8,582.63      $1,037,665.37    300
  99    Ashley Apartments, LTD                    120    8/1/06     $1,030,000    11/1/96       $8,340.00      $1,028,885.97    360
 100    Thomas & Cheryl Koziol, Inc.              120    4/1/06       $900,000    11/1/96       $7,429.89        $894,928.47    300
 101    Crawfordsville, IN 888-2 Ptshp            180    1/1/11       $800,000    11/1/96       $6,608.70        $791,277.46    276
 102    Rongo, Inc                                120    8/1/06       $770,000    11/1/96       $6,643.00        $768,695.28    300
 103    Larkspur II, Limited Partnersh            120    8/1/06       $750,000    11/1/96       $6,470.00        $748,730.08    300
 104    Aspen Oaks Partners, LLC                  120    2/1/06       $670,000    11/1/96       $5,193.38        $664,276.60    300
 105    Pleasantdale Village, L.P. a G            166    5/1/09       $673,716    11/1/96       $7,032.00        $640,249.08    166
 106    326 South Normandie, LLC                  120   12/1/05       $587,000    11/1/96       $4,459.55        $583,230.97    360
 107    Djekic, L.L.C.                            120   12/1/04       $575,000    11/1/96       $5,453.70        $565,489.30    300
 108    32nd Street Associates                    240    8/1/16       $550,000    11/1/96       $5,210.00        $548,493.08    240
 109    Chapin Place Investors, LLC               120    3/1/06       $470,000    11/1/96       $3,784.57        $466,743.64    300

Total                                                                                                        $397,202,489.27



                                                   Rem.
                                                  Amort.
Loan                                               Term     Balloon        Servicing
Number             Borrower                        (mos)     Loan?       Fee Rate (%)*


  91    Ivywood Associates General Par              298       Yes              0.237
  92    ROMO Properties, Inc.                       235        No              0.237
  93    Sweet Home Properties, Inc.                 231        No              0.235
  94    Gallup Lodging, Inc.                        270       Yes              0.235
  95    Lakeside Villa Assoc., Ltd                  286       Yes              0.237
  96    V & M Properties, L.C.                      297       Yes              0.237
  97    Rittiman Oaks, Ltd.                         355       Yes              0.237
  98    Clark Wilson, Inc.                          288       Yes              0.237
  99    Ashley Apartments, LTD                      358       Yes              0.237
 100    Thomas & Cheryl Koziol, Inc.                294       Yes              0.237
 101    Crawfordsville, IN 888-2 Ptshp              267       Yes              0.235
 102    Rongo, Inc                                  298       Yes              0.237
 103    Larkspur II, Limited Partnersh              298       Yes              0.237
 104    Aspen Oaks Partners, LLC                    292       Yes              0.237
 105    Pleasantdale Village, L.P. a G              151        No              0.237
 106    326 South Normandie, LLC                    350       Yes              0.237
 107    Djekic, L.L.C.                              278       Yes              0.237
 108    32nd Street Associates                      238        No              0.237
 109    Chapin Place Investors, LLC                 293       Yes              0.237



* For such period as the Mortgage Loan is not a Specially Serviced Mortgage Loan or an REO Loan.

(A) Mortgage Loans secured by Sioux City Hospitality, L.P., 1075 Hospitality, L.P. and Brecksville Hospitality, L.P. are cross collateralized and cross-defaulted.
(B) Mortgage Loans secured by Servico Omaha Central, Inc., Servico Wichita, Inc., Servico West Des Moines, Inc., Servico Omaha Central Inc. and Servico Council Bluffs Inc. are cross collateralized and cross-defaulted.
(C) Mortgage Loans secured by Uptown 3414-3428 Connecticut A and 1218-1220 Connecticut Ave., N. are cross collateralized and cross-defaulted.

                                                                      EXHIBIT 2A

                          FORM OF SELLER'S CERTIFICATE


                     LB Commercial Conduit Mortgage Trust II
                      Multiclass Pass-Through Certificates
                                 Series 1996-C2

                  CERTIFICATE OF LEHMAN BROTHERS HOLDINGS INC.,
                        DOING BUSINESS AS LEHMAN CAPITAL,
                   A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.

                  Lehman Brothers Holdings Inc., doing business as Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Seller"), hereby certifies to Lehman Brothers Inc., that as of October 30, 1996 (the "Closing Date"):

         (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (ii) The Seller has full corporate power and authority to execute, deliver and perform the Mortgage Loan Purchase Agreement, dated as of October 18, 1996 (the "Mortgage Loan Purchase Agreement"), between Structured Asset Securities Corporation and the Seller;

         (iii) No consent, approval or authorization is required for the consummation of any of the other transactions contemplated by the Mortgage Loan Purchase Agreement, or each such required consent, approval and authorization has been obtained; and

         (iv) The Mortgage Loan Purchase Agreement has been duly and validly executed and has been delivered by the Seller.

                  IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized officer or representative, this 30th day of October, 1996.


                                       LEHMAN BROTHERS HOLDINGS INC., DOING
                                       BUSINESS AS LEHMAN CAPITAL, A DIVISION OF
                                       LEHMAN BROTHERS HOLDINGS INC.


                                       By:________________________________
                                          Name:
                                          Title:

                                                                      EXHIBIT 2B

                          FORM OF SELLER'S CERTIFICATE


                     LB Commercial Conduit Mortgage Trust II
                      Multiclass Pass-Through Certificates
                                 Series 1996-C2

                  CERTIFICATE OF LEHMAN BROTHERS HOLDINGS INC.,
                        DOING BUSINESS AS LEHMAN CAPITAL,
                   A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.


         Reference is made to Lehman Brothers Holdings Inc., doing business as Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Seller") and Structured Asset Securities Corporation (the "Depositor"), an affiliate of the Seller, in connection with (i) the transfer to the Depositor of multifamily and commercial mortgage loans (the "Mortgage Loans") pursuant to a Mortgage Loan Purchase Agreement, dated as of October 18, 1996 (the "Mortgage Loan Purchase Agreement"), between the Depositor and the Seller, and (ii) the issuance by the LB Commercial Conduit Mortgage Trust II of Multiclass Pass-Through Certificates, Series 1996-C2, in thirteen classes designated Class A, Class IO, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class R-I, Class R-II and Class R-III, pursuant to a Trust Agreement, dated as of October 1, 1996 (the "Trust Agreement"), among the Depositor as depositor, GMAC Commercial Mortgage Corporation as servicer (the "Servicer"), CRIIMI MAE Services Limited Partnership as special servicer (the "Special Servicer"), LaSalle National Bank as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"). The Depositor will sell the Class A, Class B, Class C, Class D, Class E and Class IO Certificates to Lehman Brothers Inc. ("LBI"), an affiliate of the Seller and the Depositor, pursuant to an Underwriting Agreement, dated as of October __, 1996 (the "Underwriting Agreement"), between the Depositor and LBI. In addition, the Depositor will sell the Class F, Class G, Class H, Class J, Class R-I, Class R-II and Class R-III Certificates to LBI pursuant to a Certificate Purchase Agreement, dated as of October __, 1996 (the "Certificate Purchase Agreement"; together with the Mortgage Loan Purchase Agreement, the Trust Agreement and the Underwriting Agreement, collectively, the "Agreements"), between the Depositor and LBI. Capitalized terms used but not defined herein have the respective meanings set forth in the Agreements.

         The undersigned is a duly appointed ____________ of Seller.

         The undersigned hereby certifies after reasonable investigation that:

                  1. The price to be paid to the Seller for the Mortgage Loans will have been paid in full at the closing of the sales pursuant to the Mortgage Loan Purchase Agreement, and no agreement or arrangement exists or will exist that permits the modification of the consideration for the Mortgage Loans subsequent to those sales. The Seller will not have any right or obligation to repurchase any Mortgage Loan, except as provided in the Mortgage Loan Purchase Agreement.

                  2. Each Mortgage Note and each related Mortgage has been appropriately prepared and duly executed and delivered by the related Mortgagor, and each Mortgage has been appropriately recorded in the applicable jurisdiction and any intervening endorsement of any Mortgage Note, and any intervening assignment of any Mortgage, which was required in order to transfer to the Seller ownership of the Mortgage Loans, was obtained and completed.

                  3. Each Mortgage Note has been endorsed or assigned in a manner that satisfies any requirement necessary to transfer to the Trustee all right, title and interest of the party so endorsing or assigning, as noteholder or transferee thereof, in and to that Mortgage Note, as provided in the Mortgage Loan Purchase Agreement and the Trust Agreement. Each assignment to the Trustee is in recordable form and is sufficient to effect the assignment and transfer to the Depositor of the benefits of the assignor, as original mortgagee or assignee thereof, under each Mortgage to which that Assignment relates, as provided in the Mortgage Loan Purchase Agreement and the Trust Agreement. Each assignment to the Trustee has been or will be appropriately recorded to the extent required under applicable law, as provided in the Trust Agreement.

                  4. Each original Mortgage Note, each original recorded Mortgage, each original recorded intervening assignment and each assignment to the Trustee has been delivered to the Trustee at the direction of the Depositor. Neither the Trustee nor any agent of the Trustee that has or will have possession of any Mortgage Note, Mortgage or assignment is, or will be, at any time during the term of the Trust Agreement, an affiliate of the Seller or otherwise under the direct or indirect control of the Seller.

                  5. Immediately prior to the transfer of the Mortgage Loans by the Seller to the Depositor, the Seller was the sole owner of each Mortgage Loan, free and clear of any and all prior liens, mortgages, security interests, pledges, participation interests, adverse claims, charges or other equities or encumbrances of any nature (collectively, the "Other Liens"), and had full right and authority to sell, assign and transfer the Mortgage Loans.

                  6. No Mortgage Note, Mortgage or other document constituting part of the Mortgage File reflects or will reflect on its face any interest that is inconsistent with the ownership interest of the Seller in and to the Mortgage Loans or the transfer of the Mortgage Loans by the Seller to the Depositor.

                  7. The transfer of the Mortgage Loans by the Seller to the Depositor as provided in the Mortgage Loan Purchase Agreement, is intended by the Seller to be, and is in fact, a contemporaneous exchange in which the Seller receives new value.

                  8. The consideration received by the Seller upon the sale of the Mortgage Loans to the Depositor will constitute reasonably equivalent value and fair consideration for the Mortgage Loans.

                  9. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Depositor.

                  10. The Seller is not selling the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of the creditors of the Seller.

                  11. Neither the Seller nor any agent acting on behalf of the Seller, has been or will become a party to any fraud or illegality affecting any Mortgage Loan or Certificate.

                  12. No breach of the Agreements by the Seller or any agent acting on behalf of the Seller, misrepresentation or failure by the Seller or any agent acting on behalf of the Seller to perform all acts required to be performed prior to the Closing Date, or fraud or mistake on the part of the Seller or any agent acting on behalf of the Seller in connection with the transactions contemplated by the Agreements, has occurred or will occur.

                  13. Neither the Seller nor any agent acting on behalf of the Seller has taken or will take any action that is unreasonable, arbitrary or capricious, or that is not taken in good faith or in a commercially reasonable manner, affecting the Mortgage Loans in connection with the transactions contemplated by the Agreements.

                  14. There is not and will not be any other agreement among the parties to the Agreements that modifies or otherwise supplements the agreement of the parties as expressed in the Agreements.

                  15. The Seller does not have and will not have any right to modify or alter the terms of the transfer of the Mortgage Loans by the Seller to the Depositor, or to substitute or add any mortgage loan thereafter, except as provided in the Agreements.

                  16. The Seller will not take any action that is inconsistent with the ownership interest in the Mortgage Loans evidenced by the Certificates. The Seller will promptly indicate to other persons or entities, when a response is appropriate, that the Mortgage Loans were transferred by the Seller to the Depositor. The Seller will not claim any ownership interest directly in the Mortgage Loans other than that represented by Certificates in which it may have an ownership interest from time to time.

                  17. Under generally accepted accounting principles and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Depositor as a sale of the Mortgage Loans to the Depositor in exchange for consideration consisting of an amount equal to the proceeds of the sale of the Certificates by the Depositor to the Underwriter.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of October 30, 1996.


                                       LEHMAN BROTHERS HOLDINGS INC., DOING
                                       BUSINESS AS LEHMAN CAPITAL, A DIVISION OF
                                       LEHMAN BROTHERS HOLDINGS INC.


                                       By:_______________________________
                                          Name:
                                          Title:

                                                                      EXHIBIT 3A

                     FORM OF CERTIFICATE OF SELLER'S OFFICER


                     LB Commercial Conduit Mortgage Trust II
                      Multiclass Pass-Through Certificates
                                 Series 1996-C2

                  CERTIFICATE OF AN OFFICER OF LEHMAN BROTHERS
           HOLDINGS INC., DOING BUSINESS AS LEHMAN CAPITAL, A DIVISION
                        OF LEHMAN BROTHERS HOLDINGS INC.


                  I, ____________________, hereby certify that I am the duly elected ____________ of Lehman Brothers Holdings Inc., doing business as Lehman Capital, A Division of Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), and certify further as follows:

                  1. Attached hereto are true and correct copies of the certificate of incorporation and by-laws of the Seller, which are in full force and effect on the date hereof. Also attached is a Certificate of Good Standing for the Seller issued by the Office of the Secretary of State of the State of Delaware. No event has occurred since the date thereof which has affected the good standing of the Depositor under the laws of Delaware.

                  2. Attached hereto are true and correct copies of the resolutions of the board of directors of the Seller, adopted on __________, 1996, pertaining to the authorization and approval of the sale of the Seller's right, title and interest in and to certain mortgage loans (the "Mortgage Loans") pursuant to the Mortgage Loan Purchase Agreement, dated as of October __, 1996 (the "Mortgage Loan Purchase Agreement"), between the Seller and Structured Asset Securities Corporation and other related matters. Such resolutions and consent have not been amended or revoked and are in full force and effect on the date hereof.

                  3. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Seller which if adversely determined, individually or in the aggregate, would materially and adversely affect the Seller's ability to perform its obligations under the Mortgage Loan Purchase Agreement. No merger, liquidation, dissolution or bankruptcy of the Seller is pending or contemplated.

                  4. Each person who, as an officer or representative of the Seller, signed the Mortgage Loan Purchase Agreement and any other document delivered in connection with the transactions contemplated thereby was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  IN WITNESS WHEREOF, I have executed this Certificate as of October 30, 1996.


                                       _____________________________________



                                             _______________________________
                                             Name:
                                             Title:




                  I, _________________, a ______________ of the Seller, hereby certify that __________________ is a duly elected, qualified and acting __________________ of the Seller and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have executed this Certificate as of October 30, 1996.



                                             _______________________________
                                             Name:
                                             Title:

                                                                      EXHIBIT 3B

                     FORM OF CERTIFICATE OF SELLER'S OFFICER


                     LB Commercial Conduit Mortgage Trust II
                      Multiclass Pass-Through Certificates
                                 Series 1996-C2

                  CERTIFICATE OF AN OFFICER OF LEHMAN BROTHERS
           HOLDINGS INC., DOING BUSINESS AS LEHMAN CAPITAL, A DIVISION
                        OF LEHMAN BROTHERS HOLDINGS INC.


         I, _______________, hereby certify that I am a _______________ of
Lehman Brothers Holdings Inc., doing business as Lehman Capital, A Division of Lehman Brothers Holdings Inc.
(the "Seller"), and further certify as follows:

         1. I have carefully examined the Prospectus (as defined in the Mortgage Loan Purchase Agreement, dated as of October 18, 1996 (the "Agreement"), between Structured Asset Securities Corporation ("SASCO") and Lehman Brothers Holdings Inc., doing business as Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Seller")), and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement (as defined in the Agreement) or as of the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2. I have carefully examined the Private Placement Memorandum (as defined in the Agreement), and nothing has come to my attention that would lead me to believe that the Private Placement Memorandum, as of the date thereof or as of the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: October 30, 1996


                                               ______________________________
                                               Name:
                                               Title:

         I, ____________, a ______________ of the Seller, hereby certify that ____________ is a duly elected or appointed, qualified and acting
_______________ of the Seller, and that the signature appearing above is his genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: October 30, 1996


                                               ______________________________
                                               Name:
                                               Title: